EXHIBIT 10.9

CLOSING AGREEMENT

THIS AGREEMENT made as of the 3rd day of April, 2006 (the "Effective Date"),

AMONG:

CENSOX TECHNOLOGIES INC.,

a company incorporated under the laws of State of Nevada and having an address at 7816 Uplands Way, Suite A, Citrus Heights, CA 95610

("Purchaser")

AND:

PAPERTRADEX EUROPE LTD.

with company number 4880826 being a company duly incorporated pursuant to the laws of England and having an office at Suite 5.18, 130 Shaftesbury Avenue, London, England W1D 5EU

("Company")

AND:

EACH OF THE SHAREHOLDERS OF THE COMPANY

(individually a "Vendor" and collectively the "Vendors")

WHEREAS:

A.	The Vendors are the legal and beneficial owners of all of the issued and outstanding shares in the capital of the Company (the “Company Shares”);

B.	The Company is in the business of exploiting licensed technology relating to an online e- auction printing buy and sell marketplace

C.

Further to a Share Exchange Agreement dated August 18, 2005, the Vendors have agreed to sell the Company Shares to the Purchaser and the Purchaser has agreed to purchase the Company Shares from the Vendors, upon and subject to the terms and conditions set forth in the Share Exchange Agreement; and

D.

The parties desire to execute this Agreement in order to reflect their agreement regarding waiver and modification of certain terms and conditions of the Share Exchange Agreement in order that the closing of the purchase and sale of the Company Shares pursuant to the Share Exchange Agreement can be completed.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained (and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged), the parties hereto do covenant and agree each with the other as follows:

1.	INTERPRETATION

1.1	Defined terms - The following terms have the following meanings in this Agreement:

(a) "Company Shares" means all of the issued and outstanding shares in the capital of the Company; and

(b) “Share Exchange Agreement” means the share exchange agreement between the Purchaser, the Vendors and the Company dated August 18, 2005.

2.	CLOSING AGREEMENTS

2.1      Closing Date - The parties hereby agree that the Closing Date for the purchase and sale of the Company Shares is April 3rd, 2006.

2.2      Private Placement - The Company and the Vendors each acknowledge and agree that the condition precedent set forth in Section 3.1(c)(ii) of the Share Exchange Agreement has not been satisfied by the Purchaser and is hereby waived on the basis that the Purchaser has raised aggregate proceeds of $20,527 by way of a private placement of 410,540 shares of the Purchaser’s common stock at a price of $0.05 per share.

2.3      Agreement – The Company and the Vendors each acknowledge, consent and agree with the Purchaser that the Purchaser will complete the private placement of 410,540 shares of the Purchaser’s common stock at a price of $0.05 per share concurrent with the Closing of the Share Exchange Agreement.

2.4      Governing law - This Agreement shall be subject to, governed by, and construed in accordance with the laws of England and Wales applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of England.

2.5      Counterparts - This Agreement may be signed by fax and in counterpart, and each copy so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

2.6      Enurement – This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, trustees, representatives, heirs and executors.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date first above written.

THE CORPORATE SEAL of CENSOX
TECHNOLOGIES INC. was hereunto affixed in the	)
presence of:	)
)
/s/ Timothy Cocker	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of PAPERTRADEX
EUROPE LTD. was hereunto affixed in the	)
presence of:	)
)
/s/ Rory Oliver	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of PAPERTRADEX INC.
was hereunto affixed in the presence of:
)
/s/ Malcolm Nickerson	)
FOR OCMS LTD.	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of OUTLANDER
MANAGEMENT LIMITED was hereunto affixed in	)
the presence of:	)
)
/s/ Joachim Bondo	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

EXECUTED BY RORY OLIVER in the presence of:
)
/s/ B. Khiroya	)
Signature of Witness	) /s/ Rory Oliver
) RORY OLIVER
B. KHIROYA	)
Name of Witness	)

EXECUTED BY VERONICA LEEK in the presence
of:
)
/s/ Blair Ogden	)
Signature of Witness	) /s/ Veronica Leek
) VERONICA LEEK
BLAIR OGDEN	)
Name of Witness	)